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                                                                       Exhibit 5

                       CONSENT OF INDEPENDENT ACCOUNTANTS


The Board of Directors
Acetex Corporation

We consent to the use of our report dated January 30, 2004, included in this annual report on Form 40-F.


/s/ "KPMG LLP"

Chartered Accountants

Vancouver, Canada
January 30, 2004